Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Amendment No. 1 to the Annual Report of Bridger Aerospace Group Holdings, Inc. (the “Company”) on Form 10-K/A for the year ended December 31, 2023, as filed with the United States Securities and Exchange Commission on the date hereof, (the “Report”), the undersigned officers of the Company hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: July 12, 2024

	By:	/s/ Sam Davis
Name: Sam Davis
Title: Interim Chief Executive Officer

Dated: July 12, 2024

	By:	/s/ Eric Gerratt
Name: Eric Gerratt
Title: Chief Financial Officer